Note 11 - Intangible Assets, Net	12 Months Ended
Dec. 31, 2014
Disclosure Text Block [Abstract]
Intangible Assets Disclosure [Text Block]
11.	INTANGIBLE ASSETS, NET

Intangible assets consisted of the following as of December 31, 2013 (nil as of December 31, 2014):

 (In Thousands)

	Gross Carrying Amount	Accumulated Amortization	Asset Write-off	Net

Developed technologies	$2,564	$(1,366)	$(1,198)	$-
Other	317	(317)	-	-

	$2,881	$(1,683)	$(1,198)	$-

As a result of dissolution activities of the Intelligent E-Commerce Group, a loss on asset write-off of $1,198,000 on intangible assets was incurred for the year ended December 31, 2012.  Please see discussions in note 3.

Amortization expense of the intangible assets acquired was approximately $31,000 for the year ended December 31, 2013.  The intangible assets were fully amortized in the year ended December 31, 2013.